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                               DELAWARE VIP TRUST

                     DELAWARE VIP DIVERSIFIED INCOME SERIES

                            SUPPLEMENT TO THE SERIES'
                         PROSPECTUS DATED APRIL 30, 2004


As set forth in the May 5, 2004, Supplement to the Prospectus, the Series' sub-advisor, Delaware International Advisers Ltd. ("DIAL"), is being acquired by a venture comprised of certain members of DIAL's management and a private equity firm, Hellman & Friedman, LLC. This transaction is expected to close late in the third quarter or early in the fourth quarter of this year (the "Closing"). Under applicable law, DIAL's Sub-Advisory Agreement for the Series (the "Agreement") will automatically terminate as of the Closing. Delaware Management Company ("DMC") has informed the Board of Trustees of the Trust that it will not seek to continue the Agreement with DIAL after the Closing and, if deemed appropriate, may terminate the Agreement prior to the Closing. The Board was informed that upon the termination of the Agreement, DMC would assume responsibility for the day-to-day management of the assets formerly managed by DIAL.



THIS SUPPLEMENT IS DATED JUNE 24, 2004.